                           DELAWARE GROUP INCOME FUNDS

                          Delaware Corporate Bond Fund
                      Delaware Extended Duration Bond Fund

                 (each, a "Fund" and collectively, the "Funds")

                      Supplement to the Funds' Prospectuses
                             dated November 28, 2006

On August 16,  2007,  the Board of  Trustees  of  Delaware  Group  Income  Funds
unanimously  voted to approve  changes to the Funds'  investment  strategies and policies to: (1) broaden the Funds'  investment  authority to invest in swaps of up to  30  years;  and  (2)  permit  investments  without  restriction  in  loan participations.  In  addition,  Kevin P. Loome has been added as a member of the team that has primary  responsibility  for making  investment  decisions for the
Funds.

All new or revised  investment  authority is effective 60 days after the date of this Supplement.

The following  replaces the portion of the table related to Loan  participations in the section  entitled "How we manage the Funds - The  securities we typically invest in."

--------------------------------------- ----------------------------------
Loan participations: An interest in a    Each Fund may invest without
loan or other direct indebtedness,       restriction in loan
such as an assignment, that entitles     participations that meet the
the acquiring of such interest to        credit standards established by
payments of interest, principal,         the portfolio managers.  The
and/or other amounts due under the       portfolio managers perform
structure of the loan or other direct    their own independent credit
indebtedness. In addition to being       analysis on each borrower and
structured as secured or unsecured       on the collateral securing each
loans, such investments could be         loan. The portfolio managers
structured as novations or               consider the nature of the
assignments or represent trade or        industry in which the borrower
other claims owed by a company to a      operates, the nature of the
supplier.                                borrower's assets, and the
                                         general quality and
                                         creditworthiness of the
                                         borrower. Each Fund may invest
                                         in loan participations in order
                                         to enhance total return, to
                                         affect diversification, or to
                                         earn additional income. Each
                                         Fund will not use loan
                                         participations for reasons
                                         inconsistent with its
                                         investment objective.
--------------------------------------- ----------------------------------

The following replaces the portion of the table related to Interest rate risk in the section  entitled  "How we manage the Funds - The risks of  investing in the
Funds."

--------------------------------------- ----------------------------------
Interest rate risk is the risk that     Interest rate risk is a
securities, particularly bonds with     significant risk for these
longer maturities, will decrease in     Funds. In striving to manage
value if interest rates rise and        this risk, we monitor economic
increase in value if interest rates     conditions and the interest rate
fall. Investments in equity             environment and may adjust each
securities issued by small- and         Fund's duration or average
medium-sized companies, which often     maturity as a defensive measure
borrow money to finance operations,     against interest rate risk.
may also be adversely affected by
rising interest rates.                  Each business day, we will
                                        calculate the amount a fund must
Swaps may be particularly sensitive     pay for any swaps it holds and
to interest rate changes.  Depending    will designate enough cash or
on the actual movements of interest     other liquid securities to cover
rates and how well the portfolio        that amount.
manager anticipates them, a fund
could experience a higher or lower
return than anticipated. For example,
if a fund holds interest rate swaps
and is required to make payments
based on variable interest rates, it
will have to make increased payments
if interest rates rise, which will
not necessarily be offset by the
fixed-rate payments it is entitled to
receive under the swap agreement.
--------------------------------------- ----------------------------------

The  following  replaces  the  portion  of the table  related to Loans and other direct indebtedness in the section entitled "How we manage the Funds - The risks of investing in the Funds."

--------------------------------------- ----------------------------------
Loans and other direct indebtedness     These risks may not be
risk involves the risk that a fund      completely eliminated, but we
will not receive payment of             will attempt to reduce these
principal, interest, and other          risks through portfolio
amounts due in connection with these    diversification, credit
investments and will depend primarily   analysis, and attention to
on the financial condition of the       trends in the economy,
borrower. Loans that are fully          industries, and financial
secured offer a fund more protection    markets. Should we determine
than an unsecured loan in the event     that any of these securities are
of non-payment of scheduled interest    illiquid, these would be subject
or principal, although there is no      to each Fund's restrictions on
assurance that the liquidation of       illiquid securities.
collateral from a secured loan would
satisfy the corporate borrower's
obligation, or that the collateral
can be liquidated. Some loans or
claims may be in default at the time
of purchase. Certain of the loans and
the other direct indebtedness
acquired by a fund may involve
revolving credit facilities or other
standby financing commitments which
obligate a fund to pay additional
cash on a certain date or on demand.
These commitments may require a fund
to increase its investment in a
company at a time when that fund
might not otherwise decide to do so
(including at a time when the
company's financial condition makes
it unlikely that such amounts will be
repaid). To the extent that a fund is
committed to advance additional
funds, it will at all times hold and
maintain in a segregated account cash
or other high-grade debt obligations
in an amount sufficient to meet such
commitments.

As a fund may be required to rely
upon another lending institution to
collect and pass onto a fund amounts
payable with respect to the loan and
to enforce a fund's rights under the
loan and other direct indebtedness,
an insolvency, bankruptcy, or
reorganization of the lending
institution may delay or prevent a
fund from receiving such amounts. The
highly leveraged nature of many such
loans and other direct indebtedness
may make such loans and other direct
indebtedness especially vulnerable to
adverse changes in economic or market
conditions. Investments in such loans
and other direct indebtedness may
involve additional risk to a fund.
--------------------------------------- ----------------------------------

The  following  paragraphs  are added to the section  entitled  "Who manages the
Funds - Portfolio manager."

Thomas H. Chow, Roger A. Early,  and Kevin P. Loome have primary  responsibility for making day-to-day investment decisions for the Funds.

Kevin P. Loome, CFA, Senior Vice President,  Senior Portfolio  Manager,  Head of
High Yield Investments

Mr. Loome is head of the High Yield fixed income team, responsible for portfolio construction  and  strategic  asset  allocation  of all high yield fixed  income assets. Prior to joining Delaware Investments in August 2007, Mr. Loome spent 11 years at T.  Rowe  Price,  starting  as an  analyst  and  leaving  the firm as a portfolio  manager.  He began his career  with  Morgan  Stanley  as a  corporate finance  analyst in the New York and London  offices.  Mr.  Loome  received  his bachelor's  degree in commerce from the University of Virginia and earned an MBA from the Tuck School of Business at Dartmouth.

Please keep this Supplement for future reference.

                   This Supplement is dated August 24, 2007.